6/2/2017
RIC Tax-Exempt High Yield Bond Fund
GUV1
Goldman Sachs Asset Management, L.P.
9648DAD1
Colorado High Performance Transp 5% 31Dec 2056-24
J.P. Morgan Securities LLC
Charles Schwab & Co, Inc; Goldman Sachs & Co, LLC; J.P. Morgan Securities
LLC, Merill Lynch, Pierce, Fenner & Smith Incorporated
Goldman Sachs & Co
$81,417.00
$81,417.00
$80,090,000
$108.556
$108.556
0.40%

6/2/2017
RIC Tax-Exempt High Yield Bond Fund
GUV1
Goldman Sachs Asset Management, L.P.
19648DAC3
Colorado High Performance Transp 5% 31Dec 2051-24
J.P. Morgan Securities LLC
Charles Schwab & Co, Inc; Goldman Sachs & Co, LLC; J.P. Morgan Securities
LLC, Merill Lynch, Pierce, Fenner & Smith Incorporated
Goldman Sachs & Co
$38,235.40
$38,235.40
$50,530,000
$109.244
$109.244
0.40%

6/2/2017
RIC Tax-Exempt High Yield Bond Fund
GUV1
Goldman Sachs Asset Management, L.P.
19648DAB5
Colorado High Performance Transp 5% 31Dec 2047-24
J.P. Morgan Securities LLC
Charles Schwab & Co, Inc; Goldman Sachs & Co, LLC; J.P. Morgan Securities
LLC, Merill Lynch, Pierce, Fenner & Smith Incorporated
Goldman Sachs & Co
$38,600.45

$38,600.45
$31,175,000
$110.287
$110.287
0.40%

4/19/2017
RIC Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
06051GGL7
Bank of America Corp 3.705 04/24/28
Merrill Lynch (BOA)
Bank of America Merrill Lynch
Natixis Securities North America
$3,806,000.00
$114,000.00
$2,000,000,000
$100.000
$100.000
0.45%

6/6/2017
RIC Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
17325FAE8
Citibank NA 2.10 06/12/2020
Citigroup
Citigroup Global Markets Inc
Natixis
$6,907,000.00
$370,840.47
$2,000,000,000
$99.957
$99.957
0.25%

5/16/2017
RIC Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
61744YAH1
Morgan Stanley 2.75 05/19/2022
Morgan Stanley
Morgan Stanley & Co International Pl;
MUFG Securities Americas Inc; ABN Amro/Old; Bank of Nova Scotia (US);
Barclays Capital; BB&T Capital Markets; BMO Capital Markets Corp;

BPCE SA; Capital One Financial; Citizens Financial Group Inc; Credit
Suisse; Deutsche Bank Securities Inc; Fifth Third Securities Inc;
First Horizon National Corp; ING Capital LLC; Mischler Financial Group;
National Australia Bank Ltd; PNC Securities Corp; RBS Securities Corp;
Siebert Capital Markets; US Bank Capital Markets
BPCE SA
$9,394,000.00
$471,013.52
$3,250,000,000
$99.791
$99.791
0.35%

5/3/2017
RIC Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
42225P501
Healthcare Trust of America, Inc
Wachovia Capital Markets LLC
Wells Fargo Securities; J.P. Morgan; Morgan Stanley
Morgan Stanley
$17,100,000.00
$598,899.00
$1,353,750,000
$27.503
$29.840
$0.9975

8/22/2017
RIC Tax-Exempt High Yield Bond Fund
GUV1
Goldman Sachs Asset Management, L.P.
345105GT1
Foothill/Eastern transportation
3.95%
01/15/2053
Barclays Capital Inc.
Barclays Capital Inc.; Goldman Sachs & Co. LLC; J.P. Morgan Securities
LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.
Goldman Sachs & Co LLC
$2,000,000.00
$2,000,000.00
$125,000,000
$100.000
$100.000
0.86%

7/19/2017
RIC Tax-Exempt High Yield Bond Fund
GUV1
Goldman Sachs Asset Management, L.P.
928104MB1
Virginia Small Business Financing Authority 5% 07/01/2034
J.P. Morgan Securities LLC
Charles Schwab & Co, Inc; Goldman Sachs & Co, LLC; J.P. Morgan Securities
LLC
Goldman Sachs & Co LLC
$162,363.00
$162,363.00
$106,900,000
$108.242
$108.242
1.06%

7/19/2017
RIC Tax-Exempt High Yield Bond Fund
GUV1
Goldman Sachs Asset Management, L.P.
928104MC9
Virginia Small Business Financing Authority 5% 01/01/2040
J.P. Morgan Securities LLC
Charles Schwab & Co, Inc; Goldman Sachs & Co, LLC; J.P. Morgan Securities
LLC
Goldman Sachs & Co LLC
$564,879.00
$564,879.00
$126,095,000
$107.596
$107.596

106.00%

9/26/2017
RIC Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
38141GWQ3
Goldman Sachs Group Inc 3.272 09/29/25
Goldman Sachs
Goldman Sachs
Natixis
$13,445,000.00
$759,000.00
$2,500,000,000
$100.000
$100.000
0.40%

7/19/2017
RIC Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
61744YAL2
Morgan Stanley 3.971 07/22/38
Morgan Stanley
Morgan Stanley; Bank of New York; Citizens Financial Group Inc;
Commerzbank Capital Markets Corp; Commonwealth Bank of Australia;
Danske Bank; Deutsche Bank Securities Inc; Drexel Hamilton LLC; First
Horizon National Corp; Huntington Capital Corp; KKR Capital Markets LLC;
Natixis/New York NY; Nykredit Bank A/S; RBC Capital Markets; Regions
Financial; Samuel A Ramirez & Co Inc; Standard Chartered Bank (US);
SunTrust Robinson Humphrey; Swedbank (US); TD Securities
Natixis
$8,079,000.00
$248,000.00
$2,000,000,000
$100.000
$100.000
0.875%

8/8/2017
RIC Investment Grade Bond Fund
CH47
Loomis, Sayles & Company, L.P.
655044AN5
NOBLE ENERGY INC 4.95 08/15/47

Citigroup
Citigroup Global Markets Inc.;J.P. Morgan Securities LLC;MUFG Securities
Americas Inc.;DNB Markets, Inc.;Mizuho Securities USA LLC;
BNP Paribas Securities Corp.;SG Americas Securities, LLC;Barclays Capital
Inc.;BBVA Securities Inc.;BMO Capital Markets Corp.;
CIBC World Markets Corp.;Deutsche Bank Securities Inc.;Goldman Sachs &
Co. LLC;HSBC Securities (USA) Inc.;Scotia Capital (USA) Inc.;
SMBC Nikko Securities America, Inc.;TD Securities (USA) LLC;U.S. Bancorp
Investments, Inc.;Wells Fargo Securities, LLC;Academy Securities, Inc.;
BB&T Capital Markets, a division of BB&T Securities, LLC;Commonwealth
Bank of Australia;Credit Agricole Securities (USA) Inc.;
Fifth Third Securities, Inc.;ING Financial Markets LLC;Morgan Stanley &
Co. LLC;Natixis Securities Americas LLC;PNC Capital Markets LLC;RBC
Capital Markets, LLC
Natixis
$5,476,379.28
$256,082.51
$500,000,000
$99.643
$99.643
0.875%

7/31/2017
RIC Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
B98BC6902
Nippon Prologis REIT, Inc.
SMBC Nikko Securities Inc.
SMBC Nikko Securities Inc; Mitsubishi UFJ Mortan Stanely Securities;
Nomura Securities Co Ltd; Goldman Sachs (Japan) Ltd;
SMBC Nikko Capital Markets Ltd; Morgan Stanley & Co International;
Merrill Lynch International Ltd; JP Morgan Securities PLC;
Goldman Sachs International; Mizuho Securities Co Ltd; Daiwa Securities
Co Ltd
Morgan Stanley
¥205,065,000
$121,939
¥15,441,394,500
¥220,386
¥232,500
¥7,464

7/6/2017
RIC Global Real Estate Securities Fund
GU12
Morgan Stanley Investment Management Inc.
B4Y023906
Carmila Societe Generale
Morgan Stanely & Co International plc; Societe Generale; Citigroup Global
Markets Limited; HSBC France; Kempen & Co N.V.;
Natixis; BNP Paribas; Credit Agricole Corporate and Investment Bank

Morgan Stanley
EUR 13,800,000.00
$356,825
EUR 578,450,016.00
EUR 23.70
EUR 24.40
EUR 0.30